UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2007.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-141948

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

* In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

On June 22, 2007 BA Credit Card Trust issued its BAseries Class A(2007-8) Notes.

On June 22, 2007 BA Credit Card Trust issued additional BAseries Class B(2007-4) Notes.

On June 22, 2007 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, BAseries Class A(2007-8) Notes.

On June 22, 2007 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, additional BAseries Class B(2007-4) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report under Exhibits 4, 5 and 23:

4.1	Class A(2007-8) Terms Document, dated as of June 22, 2007.
4.2	Class B(2007-4) Supplemental Indenture, dated as of June 22, 2007.
4.3

Class B(2007-4) Terms Document, dated as of May 15, 2007 (included in Exhibit 4.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on May 16, 2007, which is incorporated herein by reference).

5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2007-8) Notes.
5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to additional BAseries Class B(2007-4) Notes.
10.1	Class A(2007-1) Derivative Agreement between Bank of America, N.A. and BA Credit Card Trust, including Schedule and Confirmation.
23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibits 5.1 and 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By: /s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

June 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Class A(2007-8) Terms Document, dated as of June 22, 2007.
4.2	Class B(2007-4) Supplemental Indenture, dated as of June 22, 2007.
4.3

Class B(2007-4) Terms Document, dated as of May 15, 2007 (included in Exhibit 4.1 to the Registrant's Form 8-K filed with the Securities and Exchange Commission on May 16, 2007, which is incorporated herein by reference).

5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2007-8) Notes.
5.2	Legality opinion of Richards, Layton & Finger, P.A. with respect to additional BAseries Class B(2007-4) Additional Notes.

10.1	Class A(2007-1) Derivative Agreement between Bank of America, N.A. and BA Credit Card Trust, including Schedule and Confirmation.
23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibits 5.1 and 5.2).